UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 18, 2022

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
0.750% Senior Notes due 2023	BRK23	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
1.300% Senior Notes due 2024	BRK24	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
0.625% Senior Notes due 2023	BRK23A	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange
0.000% Senior Notes due 2025	BRK25	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 18, 2022, Berkshire Hathaway Finance Corporation (“BHFC”) issued (i) €500,000,000 aggregate principal amount of its 1.500% Senior Notes due 2030 and (ii) €750,000,000 aggregate principal amount of its 2.000% Senior Notes due 2034 ((i) and (ii), together, the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 28, 2022 (Registration Nos. 333-262384 and 333-262384-01) (the “Registration Statement”). The Notes, which are fully and unconditionally guaranteed by Berkshire Hathaway Inc. (“Berkshire”), were sold pursuant to an underwriting agreement entered into on March 8, 2022, by and between (a) BHFC and Berkshire and (b) J.P. Morgan Securities plc and Merrill Lynch International.

The Notes were issued under an Indenture, dated as of January 28, 2022, by and among BHFC, Berkshire, and The Bank of New York Mellon Trust Company, N.A. (the “Indenture”) and (i) an officers’ certificate dated as of March 18, 2022 by BHFC with respect to its 1.500% Senior Notes due 2030 (the “2030 Notes Officers’ Certificate”) and (ii) an officers’ certificate dated as of March 18, 2022 by BHFC with respect to its 2.000% Senior Notes due 2034 (the “2034 Notes Officers’ Certificate” and, together with the 2030 Notes Officers’ Certificate, the “Officers’ Certificates”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes and Guarantees” in the prospectus supplement relating to the Notes, dated March 8, 2022, filed with the Commission by Berkshire and BHFC on March 10, 2022, pursuant to Rule 424(b)(5) under the Securities Act and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of BHFC, dated January 28, 2022, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. A copy of the 2030 Notes Officers’ Certificate is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the 2034 Notes Officers’ Certificate is attached hereto as Exhibit 4.3 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificates and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificates and the Notes, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated March 8, 2022, by and among (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) J.P. Morgan Securities plc and Merrill Lynch International.

4.1	Indenture, dated as of January 28, 2022, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 of Berkshire Hathaway Inc.’s and Berkshire Hathaway Finance Corporation’s Registration Statement on Form S-3 (Registration Nos. 333-262384 and 333-262384-01) filed with the Commission on January 28, 2022).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 18, 2022, including the form of Berkshire Hathaway Finance Corporation’s 1.500% Senior Notes due 2030.

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 18, 2022, including the form of Berkshire Hathaway Finance Corporation’s 2.000% Senior Notes due 2034.

5.1	Opinion of Munger, Tolles & Olson LLP, dated March 18, 2022, with respect to the Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2022	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer